UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2024

CVS HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island	02895
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 - Other Events

Item 8.01	Other Events.

On December 10, 2024, CVS Health Corporation, a Delaware corporation (the “Company”), issued and sold $2,250,000,000 aggregate principal amount of the Company’s 7.000% Fixed-to-Fixed Rate Series A Junior Subordinated Notes due 2055 (the “Series A Junior Subordinated Notes”) and $750,000,000 aggregate principal amount of the Company’s 6.750% Fixed-to-Fixed Rate Series B Junior Subordinated Notes due 2054 (the “Series B Junior Subordinated Notes,” and together with the Series A Junior Subordinated Notes, the “Notes”). The Notes were offered pursuant to the Company’s Registration Statement on Form S-3ASR, File No. 333-272200, dated May 25, 2023 (the “Registration Statement”).

The Notes are governed by and issued pursuant to a Subordinated Indenture dated May 25, 2007 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture”), as supplemented by (i) the Second Supplemental Indenture, dated as of December 10, 2024 (the “Second Supplemental Indenture”), with respect to the Series A Junior Subordinated Notes and (ii) the Third Supplemental Indenture, dated as of December 10, 2024 (the “Third Supplemental Indenture” and together with the Second Supplemental Indenture, the “Supplemental Indentures”), with respect to the Series B Junior Subordinated Notes. The Company may issue additional subordinated debt securities from time to time pursuant to the Base Indenture. The Base Indenture and the Supplemental Indentures have been filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated by reference herein and into the Registration Statement. The forms of the Notes are filed as Exhibits 4.4 and 4.5 to this Current Report on Form 8-K and are incorporated by reference into the Registration Statement.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits to this Current Report on Form 8-K are as follows:

INDEX TO EXHIBITS

Exhibit	Description

4.1	Subordinated Indenture, dated as of May 25, 2007, between CVS Health Corporation (as successor to CVS Caremark Corporation) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.)

4.2	Second Supplemental Indenture, dated as of December 10, 2024, between CVS Health Corporation and The Bank of New York Mellon Trust Company, N.A.

4.3	Third Supplemental Indenture, dated as of December 10, 2024, between CVS Health Corporation and The Bank of New York Mellon Trust Company, N.A.

4.4	Form of the Series A Junior Subordinated Notes (included in Exhibit 4.2 hereto).

4.5	Form of the Series B Junior Subordinated Notes (included in Exhibit 4.3 hereto).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: December 10, 2024	By:	/s/ Thomas F. Cowhey
Thomas F. Cowhey
Executive Vice President and Chief Financial Officer